EXHIBIT 10.1

LIMITED CONSENT

THIS LIMITED CONSENT (this “Consent”), effective as of the 9th day of June, 2014 (the “Effective Date”), is entered into by and among MAGNUM HUNTER RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), the guarantors party hereto (the “Guarantors”), each of the Lenders (as hereinafter defined) party hereto and BANK OF MONTREAL, as administrative agent for the Lenders (the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the lenders party thereto (the “Lenders”) and the Administrative Agent entered into that certain Third Amended and Restated Credit Agreement dated as of December 13, 2013 (as amended prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that it is contemplating making a tender offer for all of the Equity Interests of Ambassador Oil and Gas Ltd., a company formed under the laws of Australia (“Ambassador”), the consideration for which offer (the “Ambassador Offer”) will consist solely of the common Equity Interests of the Borrower;

WHEREAS, the Borrower has further advised the Administrative Agent and the Lenders that, in connection with the Ambassador Offer, it intends to form a new Foreign Subsidiary to be designated as an Unrestricted Subsidiary (the “New Foreign Subsidiary”) that will own the Equity Interests of Ambassador in the event the Ambassador Offer is consummated;

WHEREAS, the Borrower has requested that the Lenders consent to the Investment contemplated by the Ambassador Offer, the formation of the New Foreign Subsidiary and the acquisition and expenditure, through and to the extent of the consummation of the Ambassador Offer, in or related to Oil and Gas Properties not located within the geographical boundaries or territorial waters of the United States or Canada, in each case, notwithstanding certain provisions in the Credit Agreement to the contrary;

WHEREAS, said parties are willing to so consent and agree subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Consent, the Borrower, the Guarantors, the Lenders and the Administrative Agent agree as follows:

1.                                      Defined Terms.  Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2.                                      Limited Consent.  Notwithstanding Sections 9.05, 9.06 and 9.14 of the Credit Agreement to the contrary, subject to the terms and conditions set forth herein, the Lenders hereby consent to:

(a)                                 the Investment contemplated by the Ambassador Offer; provided that the consideration for such Investment consists solely of the common Equity Interests of the Borrower;

(b)                                 the formation of the New Foreign Subsidiary; provided that the Borrower shall not be permitted to designate the New Foreign Subsidiary or Ambassador as a Restricted Subsidiary without the prior written consent of the Administrative Agent and the Required Lenders; and

(c)                                  the acquisition and expenditure, through and to the extent of the consummation of the Ambassador Offer, in or related to Oil and Gas Properties not located within the geographical boundaries or territorial waters of the United States or Canada to the limited extent Ambassador owns such Oil and Gas Properties and not otherwise.

3.                                      Agreement Regarding the Security Agreement.  Notwithstanding anything contained in the Security Agreement or the other Loan Documents to the contrary, the Administrative Agent and the Lenders hereby agree that, upon the acquisition by the Borrower or any Restricted Subsidiary of the Equity Interests in the New Foreign Subsidiary, the security interest in the voting Equity Interests of the New Foreign Subsidiary granted by the Borrower or such Restricted Subsidiary pursuant to the Security Agreement shall be limited to 65% of such Equity Interests and, to the extent the Equity Interests of the New Foreign Subsidiary are represented by certificated securities, the Borrower or the applicable Restricted Subsidiary shall be required to deliver certificated securities evidencing 65% of the voting Equity Interests of the New Subsidiary, rather than certificated securities evidencing 100% of such Equity Interests as contemplated by Section 3.02(b) of the Security Agreement.

4.                                      Ratification.  Each of the Borrower and the Guarantors hereby ratifies all of its respective obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as modified by this Consent.  Except as provided herein, nothing in this Consent extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is the Borrower nor any Guarantor released from any covenant, warranty or obligation created by or contained herein or therein.

5.                                      Representations and Warranties.  The Borrower and Guarantors hereby represent and warrant to the Administrative Agent and the Lenders that (a) this Consent has been duly executed and delivered on behalf of the Borrower and Guarantors, (b) this Consent constitutes a valid and legally binding agreement enforceable against the Borrower and Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof (except to the extent any such representations and warranties are

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expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date); provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates, (d) after giving effect to this Consent, no Default or Event of Default exists under the Credit Agreement or under any Loan Document as of the Effective Date and (e) the execution, delivery and performance of this Consent has been duly authorized by the Borrower and Guarantors.

6.                                      Condition to Effectiveness.  This Consent shall be effective on the Effective Date upon receipt by the Administrative Agent of counterparts of this Consent executed by the Borrower, the Guarantors and the Required Lenders.

7.                                      Counterparts.  This Consent may be signed in any number of counterparts, which may be delivered in original, electronic or facsimile form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

8.                                      Governing Law.  This Consent, all Notes, the other Loan Documents and all other documents executed in connection herewith shall be deemed to be contracts and agreements under the laws of the State of New York and of the United States of America and for all purposes shall be construed in accordance with, and governed by, the laws of New York and of the United States.

9.                                      Final Agreement of the Parties.  Any previous agreement among the parties with respect to the subject matter hereof is superseded by the Credit Agreement, as modified by this Consent.  Nothing in this Consent, express or implied is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Consent.

10.                               Consent is a Loan Document; References to Credit Agreement.  This Consent is a Loan Document, as defined in the Credit Agreement.  All references in the Credit Agreement to “this Agreement” shall mean the Credit Agreement as modified by this Consent.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed by their respective officers thereunto duly authorized as of the Effective Date.

BORROWER:

MAGNUM HUNTER RESOURCES
CORPORATION,
a Delaware corporation

By:		/s/ Joseph C. Daches
Joseph C. Daches
Chief Financial Officer

GUARANTORS:

MAGNUM HUNTER RESOURCES LP,
a Delaware limited partnership

By:		Magnum Hunter Resources GP, LLC,
its general partner

	By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

MAGNUM HUNTER RESOURCES GP, LLC,
a Delaware limited liability company

By:		/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

TRIAD HUNTER, LLC,
a Delaware limited liability company

By:		/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

Signature Page to Limited Consent

MAGNUM HUNTER PRODUCTION INC.,
a Kentucky corporation

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

NGAS HUNTER, LLC

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

WILLISTON HUNTER ND, LLC,
a Delaware limited liability company

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

BAKKEN HUNTER, LLC,
a Delaware limited liability company

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

MAGNUM HUNTER MARKETING, LLC,
a Delaware limited liability company

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

Signature Page to Limited Consent

VIKING INTERNATIONAL RESOURCES CO., INC.,
a Delaware corporation

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

SHALE HUNTER, LLC,
a Delaware limited liability company

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

Signature Page to Limited Consent

ADMINISTRATIVE AGENT AND LENDER:

BANK OF MONTREAL

By:	/s/ Gumaro Tijerina
Gumaro Tijerina
Managing Director

Signature Page to Limited Consent

LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Kristin N. Oswald
Name:	Kristin N. Oswald
Title:	Vice President

Signature Page to Limited Consent

LENDER:

CITIBANK, N.A.

By:	/s/ Phil Ballard
Name:	Phil Ballard
Title:	Managing Director

Signature Page to Limited Consent

LENDER:

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Kirk L. Tashjian
Name:	Kirk L. Tashjian
Title:	Vice President

By:	/s/ Lisa Wong
Name:	Lisa Wong
Title:	Vice President

Signature Page to Limited Consent

LENDER:

GOLDMAN SACHS BANK USA

By:	/s/ Ashwin Ramakrishna
Name:	Ashwin Ramakrishna
Title:	Authorized Signatory

Signature Page to Limited Consent

LENDER:

SUNTRUST BANK

By:	/s/ Shannon Juhan
Name:	Shannon Juhan
Title:	Vice President

Signature Page to Limited Consent

LENDER

ABN AMRO CAPITAL USA LLC

By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Executive Director

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

Signature Page to Limited Consent

LENDER

ROYAL BANK OF CANADA

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

Signature Page to Limited Consent

LENDER:

CREDIT SUISSE AG, Cayman Islands Branch

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Samuel Miller
Name:	Samuel Miller
Title:	Authorized Signatory

Signature Page to Limited Consent

LENDER

BANK OF AMERICA, N.A.

By:	/s/ Elizabeth Gallagher
Name:	Elizabeth Gallagher
Title:	Assistant Vice President

Signature Page to Limited Consent